UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2024

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by ConnectM Technology Solutions, Inc., a Delaware corporation (“ConnectM” or the “Company”), to amend the Current Report on Form 8-K we filed on August 6, 2024 (the “Original Report”) to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(3) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, On August 5, 2024, ConnectM Technology Solutions Inc., a Delaware corporation (“ConnectM”), entered into that certain Membership Interest Purchase Agreement (as it may be amended and/or restated from time to time, the “Purchase Agreement”) by and between ConnectM and Vijaya Rao, an individual resident of the State of Delaware (“Seller”), for the purposes of ConnectM acquiring from Seller certain of the issued and outstanding equity securities of DeliveryCircle, LLC, a Delaware limited liability company (“DeliveryCircle”). DeliveryCircle is engaged in the business of providing dispatch and delivery services and related software. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Purchase Agreement.

We filed the Original Report describing the Acquisition and other, related matters on August 6, 2024, and we are now filing this amendment to include the historical financial statements  required by Item 9.01 of Form 8-K.

Item 9.01 Financial statements Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the audited financial statements of DeliveryCircle, which comprise the balance sheet as of December 31, 2023, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements are filed as Exhibit 99.1 to this Report and are incorporated herein by reference and the unaudited condensed interim financial statements of DeliveryCircle, which comprise the unaudited condensed interim balance sheet as of June 30, 2024, and the related unaudited condensed interim statements of income, changes in members’ equity, and cash flows for the six-months then ended, and the related notes to the unaudited condensed interim financial statements are filed as Exhibit 99.2 to this Report and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Adeptus Partners, LLC
99.1	Audited Financial Statements of DeliveryCircle, LLC
99.2	Unaudited Financial Statements of DeliveryCircle, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 21, 2024

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer